United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 17, 2019

Date of Report (Date of earliest event reported)

Chardan Healthcare Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17 State Street, 21st Floor New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 465-9000

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one Warrant	CHAC.U	NYSE American
Common stock, $0.0001 par value per share	CHAC	NYSE American
Warrants to purchase common stock	CHAC.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Participants in the Solicitation

BiomX Ltd. (“BiomX”), Chardan Healthcare Acquisition Corp. (“CHAC”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of CHAC common stock in respect of the proposed transaction described herein. Information about CHAC’s directors and executive officers and their ownership of CHAC’s common stock is set forth in CHAC’s Prospectus dated December 14, 2018 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the Securities and Exchange Commission (the “SEC”) since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

Additional Information and Where To Find It

In connection with the transaction described herein, CHAC will file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, CHAC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF CHAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT CHAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHAC, BIOMX AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by CHAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Chardan Healthcare Acquisition Corp., 17 State Street, 21st Floor, New York, NY 10004.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the merger agreement (the “Merger Agreement”) among CHAC, CHAC Merger Sub Ltd. and BiomX (the “Merger”), including the anticipated initial enterprise value and post-closing equity value, the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHAC and BiomX managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against CHAC, the combined company, or others following the announcement of the Merger and the Merger Agreement; (3) the inability to complete the Merger due to the failure to obtain approval of CHAC’s stockholders or to satisfy other conditions to closing in the Merger Agreement; (4) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws; (5) the ability to meet NYSE American listing standards following the consummation of the Merger; (6) the risk that the Merger disrupts current plans and operations of BiomX as a result of the announcement and consummation of the Merger; (7) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners, obtain adequate supply of raw materials and retain its management and key employees; (8) costs related to the Merger; (9) changes in applicable laws or regulations; (10) the possibility that BiomX or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (11) BiomX estimates of expenses; (12) the impact of foreign currency exchange rates and interest rates fluctuations on the results of BiomX or the combined company; and (13) other risks and uncertainties indicated in the proxy statement of CHAC to be filed by CHAC with the SEC in connection with the Merger, including those under “Risk Factors” therein, and other documents filed or to be filed from time to time with the SEC by CHAC.

1

A further list and description of risks and uncertainties can be found in CHAC’s Prospectus dated December 14, 2018 filed with the SEC and in the proxy statement on Schedule 14A that will be filed with the SEC by CHAC in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Any forward-looking statement made by us in this Current Report is based only on information currently available to CHAC and BiomX and speaks only as of the date on which it is made. CHAC and BiomX undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 7.01 Regulation FD Disclosure

On July 17, 2019, Chardan Healthcare Acquisition Corp. (“CHAC”) updated its press release relating to the previously announced merger agreement (the “Merger Agreement”) among CHAC, CHAC Merger Sub Ltd., a wholly-owned subsidiary of CHAC (the “Merger Sub”), and BiomX Ltd. (“BiomX”), a leader in developing natural and engineered phage therapies that are designed to target and destroy bacteria that affect the appearance of skin as well as harmful bacteria in chronic diseases.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a copy of the press release issued July 17, 2019.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the related investor presentation dated July 2019.

Exhibits 99.1 and 99.2 are being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description

99.1*	Press Release dated July 17, 2019
99.2*	Investor Presentation dated July 2019 (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K filed July 17, 2019)

*	Furnished but not filed.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2019

CHARDAN HEALTHCARE ACQUISITION CORP.

By:	/s/ Jonas Grossman
Name:	Jonas Grossman
Title:	President and Chief Executive Officer

3